                                                                   EXHIBIT 10.30

GUY CARPENTER                                                      COVER NOTE
                                                          No.  01-97-1135

Memorandum of Reinsurance
effected through Guy Carpenter & Company, Inc.
180 Maiden Lane, New York, NY 10038-4993


REINSURED:                         SCPIE HOLDINGS, INC.,
                                   AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                                   AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                                   AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                                   AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.,
                                   AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                                   BEVERLY HILLS, CALIFORNIA

TYPE:                              Second Excess of Loss Reinsurance.

BUSINESS
COVERED:                           The following types of policy forms as
                                   written by the Company:

                                   1.   Professional and Business Liability
                                        Insurance Policy - Modified Claims Made
                                        Coverage Hospitals and Medical Centers
                                        (Primary and Excess).

                                   2.   Professional and Business Liability
                                        Insurance Policy - Claims Made Coverage
                                        Hospitals and Medical Centers (Primary
                                        and Excess).

                                   3.   Excess Automobile Liability and Excess
                                        Employers Liability associated with the
                                        policy forms outlined above.

TERM: October 1, 1997 to September 30, 1998, both days inclusive, as respects all risks attaching during the twelve (12) month period.

                                   It is agreed that Modified Claims Made
                                   Policies include an Automatic PrePaid
                                   Extended Reporting Period for a period not exceeding eighty four (84) months. It is understood and agreed that, to preserve the claims made nature of this reinsurance, subject to availability of markets to renew this agreement sufficiently at its expiry, Reinsurers hereon will be relieved of all liability for any claims not made in the First Annual Reporting Period of each policy. In consideration Reinsurers hereon will release to renewing markets Premium equivalent to 65% of the total Net Ceded Premium (Gross Ceded Premium less applicable ceding commission) derived from such Modified Claims Made Policies attaching during the term of this Agreement.

                                   In the event of non-renewal, and at the
                                   option of the Company, Reinsurers agree to Run-Off Policies In Force until natural expiration; in respect of Claims Made Policies, such period not to exceed Twelve
                                   (12) months plus odd time not exceeding
                                   Twenty Four (24) months in all from the
                                   expiration date hereon; in respect of
                                   Modified Claims Made Policies, such period not to exceed Ninety-Six (96) months from the expiration date hereon.

                                   In the event that an Original Insured's
                                   policy is canceled or non-renewed, a further
                                   Extended Reporting Period Endorsement for an unlimited period may be purchased by an Original Insured provided the purchase is made within the Ninety (90) day period prior to the expiration of the Eighty Four (84) months Extended Reporting Period Endorsement and subject to the payment of an Additional Premium of 25% of the last Annual Modified Claims Made

                                   Premium applicable prior to the date of
                                   cancellation or non-renewal of the Original
                                   Policy. Any such Additional Premium shall be payable on the date that the original Eighty Four (84) months Extended Reporting Period Endorsement expires an shall be deemed fully earned on that day. Any claim reported under any further unlimited Extended Reporting Period Endorsement shall be deemed to have been made on the date of expiration of the original Eighty Four (84) months Extended Reporting Period Endorsement.

                                   Further, at the option of the Company,
                                   non-renewal may be effected on a Cut-Off basis as of the expiration date hereon and Reinsurers shall return to the Company their respective share of the Unearned Premium Reserve at that time.

INFORMATION:                       The factors to be used in calculating the
                                   Earned Premium as respects Modified Claims
                                   Made risks attaching during the term of this and subsequent agreements shall be as follows:

                                   Reporting Period      Earned Premium Factors
                                   ----------------      ----------------------
                                   1st 12 months                 35%
                                   2nd 12 months                 15%
                                   3rd  12 months                15%
                                   4th  12 months                10%
                                   5th  12 months                10%
                                   6th  12 months                 5%
                                   7th  12 months                 5%
                                   8th  12 months                 5%

TERRITORY:                         As per the Company's Original Policies,
                                   Contracts or Binders.

EXCLUSIONS:                        1.   Insolvency Funds.

                                   2.   Nuclear Incident - Liability -
                                        Reinsurance.

                                   3.   Assumed Reinsurance other than for
                                        Licensing or Financial Rating purposes.

                                   4. Other Exclusions to follow the Company's Original Policies as interpreted by Regulatory or Judicial Authorities.

                                   5.   Financial Guarantee Business.

LIMIT AND
RETENTION:                         100% of $40,000,000 each and every Claim Made
                                   for Indemnity only during the term of this Contract in excess of $10,000,000 each and every Claim Made for Indemnity only during the term of this Contract.

                                   The term "Claim Made" shall be as defined in the Company's Original Policies.

                                   The Company's retention shall be the
                                   difference between USD 1,000,000 each and every claim made for indemnity only and the underlying, Self Insured Retention (S.I.R.) where applicable but always subject to a minimum retention of USD 500,000 each and every claim made for indemnity only.

                                   As respects Medical Staff Members, including any other Associated Individuals or Entities, added by Endorsement to the Policies subject to this Contract under a Unification Plan, the following shall apply:

                                   A.   When a Hospital or any of their Insured
                                        Medical Staff Members, including any
                                        other Associated Individuals or
                                        Entities, are determined by the Company
                                        to be jointly involved in any claim or
                                        suit, the Total Limits of Liability
                                        issued to the Hospital shall be shared
                                        by the Hospital and by all of its
                                        Insured Medical Staff Members, including any other Associated Individuals or Entities.

                                   B.   When a Hospital is determined by the
                                        Company not to be involved in any claim
                                        or suit, the Total Limits of Liability
                                        available to all Insured Medical Staff
                                        Members, including any other Associated
                                        individuals or Entities, shall be
                                        limited to $5,000,000 each and every
                                        loss.

                                   The term "Unification Plan" is understood to mean where coverage is provided on a shared limit basis to a Hospital or any of their Insured Medical Staff Members, including any other Associated Individuals or entities for the purpose of obtaining a common defense.

                                   In determining if a Hospital is jointly
                                   involved in any claim or suit, the Hospital shall be deemed to be jointly involved if the medical incident which gave rise to the claim or suit occurring on the Hospital premises, including any Insured Affiliated location, or if members of the Insured Medical Staff were acting on behalf of the Hospital. The mere naming of the Hospital as a Defendant in a claim or suit shall not, in itself, determine if the Hospital was involved in the claim or suit.

MAXIMUM
AGGREGATE LIMIT:                   The maximum amount of losses recoverable
                                   hereunder during the term of this agreement shall not exceed $100,000,000.

C(J--PARTICIPATION:                The Company agrees to retain 10% net.


PREMIUM:                           The Company shall pay to the Reinsurers
                                   100% of Original Gross Excess Limit Premium and Extended Reporting Period Endorsement premium calculated by the Company for policy limits excess of $10,000,000 up to $50,000,000 as respects policies covered hereunder.

                                   The term "Original Gross Excess Limit
                                   Premium" shall mean premiums calculated by the Company for policy limits excess of $10,000,000 up to $50,000,000 after application of scheduled rating
                                   credits/debits only.

CEDING COMMISSION:                 Original acquisition cost plus 15% not to
                                   exceed 25% in all.

ACCOUNTING:                        Premium:

                                   Within 45 days after close of each Fiscal
                                   Month the Company shall pay to Reinsurers an amount equal to the Ceded Excess Limit Premium less Ceding Commission.

                                   Losses:

                                   Payments immediately upon receipt of
                                   satisfactory proof of loss. Outstanding
                                   Losses reported individually as they occur.

GENERAL
CONDITIONS:                        Loss Adjustment Expenses are excluded
                                   hereunder. Excess of Original Policy Limits
                                   Clause (90%/10% basis). Extra Contractual
                                   Obligations Clause (90%/10% basis).
                                   Ultimate Net Loss Clause.
                                   Notice of Loss Clause.
                                   Loss and Unearned Premium Reserve Funding
                                   - Including IBNR as respects Unauthorized
                                   Reinsurers only - See attached IBNR
                                   Schedule. Follow the Fortunes Clause
                                   Confidentiality Clause Commutation Clause
                                   - Mutual Agreement Only.
                                   Federal Excise Tax Clause.

                                   Errors and Omissions Clause.
                                   Insolvency Clause.
                                   Service of Suit Clause.
                                   Arbitration Clause.
                                   Offset Clause - this Agreement only.
                                   Access to Records Clause.
                                   Guy Carpenter & Company, Incorporated
                                   Intermediary Clause.

INFORMATION:                       - Estimated Gross Ceded Premium:  $1,750,000.
                                   - Underwriting lnformation as per Guy
                                   Carpenter package dated 8/22/97,
                                   containing original SCPIE Claims Made and Modified Claims Made Original Policy Forms.

REINSURERS
HEREON:

                                       Domestic:
                                           Odyssey Reinsurance Corporation                                 3.00%
                                           Travelers Indemnity Company                                     3.00%
                                                                           Domestic Total                  6.00%
                                       Foreign:
                                           Australia:
                                           Through Carpenter Bowring Australia Pty. Ltd.:
                                            GIO Insurance Limited
                                              trading as:
                                              GIO Reinsurance                                              7.50%
                                           New Cap Reinsurance Corporation Limited                         7.50%
                                           MMI Limited                                                     3.00%
                                                                                                          ------
                                                                           Australia Total                18.00%
                                           Germany:
                                           Hannover Ruckversicherungs AG                                   8.00%
                                                                                                          ------
                                                                           Germany Total                   8.00%
                                           United Kingdom:
                                           Through Carpenter Bowring Ltd.
                                            London, England
                                           Underwriters at Lloyd's
                                           SVH       1007                                                 8.000%
                                           DFM       435                                                  5.625%
                                           SJC       1003     62.00%
                                                     2003     38.00%                                      8.000%
                                           JHV       376      67.89%
                                                     2376     32.11%                                      2.948%
                                           FRW       190                                                  1.474%
                                           ROS       227      83.00%
                                                     2227     17.00%                                       .589%
                                           RJH       122                                                  1.328%
                                           BFC       780                                                   .737%
                                           SJB       1212                                                 3.832%
                                           HGJ       205                                                  3.538%
                                           RAE       219                                                  2.358%
                                           MFN       1027     55.64%
                                                     2027     44.36%                                       .884%
                                           ANT       51                                                   1.180%
                                           SAM       727                                                   .369%
                                           HLM       529                                                  1.179%
                                           BAR       990                                                   .884%
                                           BHB                                                            1.474%
                                           MEL                                                            2.653%
                                           CNA International Reinsurance Co., Ltd.                        8.000%
                                           Sphere Drake Insurance PLC                                     2.948%
                                                                                                          ------
                                                                           United Kingdom Total           58.00%
                                                                                                          ======

                                                                           Domestic Total                  6.00%
                                                                           Foreign Total                  84.00%
                                                                           Grand Total                    90.00%
                                                                                                          ======

This Cover Note is to confirm the terms and conditions which have been negotiated between Willcox Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.






/s/ Donald J. Zuk
--------------------------
Signature


November 3, 1997
--------------------------
Date

                                                  Guy Carpenter & Company, Inc.



                                                  By  /s/ Managing Director
                                                     --------------------------
                                                         Managing Director

                          LOSS FUNDING - INCLUDING IBNR
               THIS IS APPLICABLE TO NON-ADMITTED REINSURERS ONLY


After consultation with their outside Actuaries, Tillinghast, Nelson & Warren Inc., S.C.P.I.E. intends to use the following IBNR factors applied to Gross Reinsurance Premiums for 1997/1998 Letter of Credit Funding purposes applicable to Non-Admitted Reinsurers only:


                                                             IBNR
              Period                                        Factor
              ------                                        ------
              Current Year                                  90.00%
              First Development Year                        70.00%
              Second Development Year                       50.00%
              Third Development Year                        40.00%
              Fourth Development Year                       30.00%
              Fifth Development Year                        25.00%
              Sixth Development Year                        20.00%

The Letter of Credit Funding requirement for IBNR will be net of any Specific Case Base Loss Reserves. Therefore, the factors outlined above represent the ceiling for the sum of Specific Case Base Loss Reserves and IBNR. Further, a cap of five times the Gross Reinsurance Premium will apply as the Lifetime IBNR Maximum for each Treaty Year.